Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

America’s Car-Mart, Inc. 1805 N. 2nd Street, Suite 401 Rogers, Arkansas 72756

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of ACM Auto Trust 2025-4, Asset-Backed Notes. America’s Car-Mart, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Receivable File. Additionally, Deutsche Bank Securities Inc. (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 18, 2025, representatives of the Company provided us with an automobile receivable listing (the “Automobile Receivable Listing”) with respect to 11,757 automobile receivables. At the Company’s instruction, we randomly selected 250 automobile receivables from the Automobile Receivable Listing (the “Initial Selected Receivables”).

On November 20, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of October 31, 2025, with respect to 11,698 automobile receivables, including 248 of the 250 Initial Selected Receivables (the “Initial Statistical Receivable File”). At the Company’s instruction, we randomly selected two automobile receivables from the Initial Statistical Receivable File that were not Initial Selected Receivables (the “Subsequent Selected Receivables”). The remaining 248 Initial Selected Receivables and Subsequent Selected Receivables are collectively and hereinafter referred to as the “Sample Receivables.”

Further, on November 20, 2025, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the borrower name for each of the receivables set forth on the Initial Statistical Receivable File. At the Company’s instruction, we appended the Initial Statistical Receivable File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Receivable File, as appended, is hereinafter referred to as the “Statistical Receivable File.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Contract date 3. Customer name 4. Annual percentage rate (“APR”) 5. Current contractual payment 6. Original amount financed 7. Vehicle model	8. Vehicle model year 9. State (customer) 10. FICO score 11. Customer grade 12. Current maturity date 13. Original term to maturity

We compared Characteristics 1. through 5. to the corresponding information set forth on or derived from the Installment Sales Contract or the Loan Modification Agreement (collectively, the “Contract”) and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 6. through 8., to the corresponding information set forth on the Contract.

We compared Characteristic 9. to the corresponding information set forth on the Servicing System.

We compared Characteristics 10. through 12. to the corresponding information set forth on a query provided to us by the Company from the Company’s servicing system (the “Servicing System Query”).

With respect to our comparison of Characteristic 13., we recomputed the original term to maturity as the number of months between (i) the contract date and (ii) the original maturity date (each as set forth on the Contract).

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 2., differences of one day are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 13., differences of one month are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application (the “Application”) for the borrower and co-borrower (as applicable);

•	a Truth-in-Lending Disclosure Statement; and

•	a model type of “used” set forth on the Contract.

The automobile receivable documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File for the Sample Receivables were found to be in agreement with the above-mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Receivable File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 1, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 1, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Five differences in current contractual payment.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated December 1, 2025.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on the Servicing System

1	105800009898	Current contractual payment	$150.00	$196.00
1	106800015412	Current contractual payment	$260.00	$310.00
1	108500066464	Current contractual payment	$270.00	$585.00
1	113700008729	Current contractual payment	$125.00	$127.00
1	117000007471	Current contractual payment	$280.00	$290.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.